SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 26, 2000

                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                  0-26230                  91-1688446
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   (State or other jurisdiction      (Commission            (IRS Employer of
          incorporation)             File Number)          Identification No.)

              4601 N.E. 77th Avenue, Suite 200, Vancouver, WA 98662
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 360-253-2346

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

      On July 26, 2000, Western Power & Equipment Corp. (the "Company") received a letter from the Nasdaq Listing Qualifications Department ("Nasdaq"), a copy of which is attached hereto and made a part hereof as Exhibit 10.1, which requested that the Company provide Nasdaq with certain information with respect to the proposed merger with e-Mobile, Inc. ("EMI").

      On August 7, 2000, the Company responded to Nasdaq's request for information, a copy of which is attached hereto and made a part hereof as
Exhibit 10.2.

      On August 7, 2000, the Company received another letter from the Nasdaq Listing Qualifications Department, a copy of which is attached hereto and made a part hereof as Exhibit 10.3, which requested that the Company provide Nasdaq with information with respect to the proposed merger with EMI on or prior to August 21, 2000. The Company intends to comply with Nasdaq's August 7, 2000 request on or prior to August 21, 2000.

Item 7 - Financial Statements and Exhibits.

(b) EXHIBITS

10.1 Nasdaq letter dated July 26, 2000 (re-typed for filing purposes).

10.2 The Company's response dated August 7, 2000 (without exhibits).

10.3 Nasdaq letter dated August 7, 2000 (re-typed for filing purposes).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        Western Power & Equipment Corp.
                                                 (Registrant)

                                        By:   /s/ C. Dean McLain
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Dated: August 14, 2000                                    Title
                                           President and Chief Executive Officer


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